Shares in group companies	12 Months Ended
Dec. 31, 2017
Aegon N.V [member]
Shares in group companies
8 Shares in group companies
	2017	2016
At January 1	22,219	23,992
Capital contributions and acquisitions	1,006	210
Divestments and capital repayments	(698)	(895)
Dividend received	(120)	(181)
Net income / (loss) for the financial year	2,511	533
Revaluations	(1,799)	(1,440)
At December 31	23,117	22,219

For a list of names and locations of the most important group companies, refer to note 52 Group companies of the consolidated financial statements of the Group. The legally required list of participations as set forth in article 379 of Book 2 of the Netherlands Civil Code has been registered with the Commercial Register of The Hague.